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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   AUGUST 2, 1999
                                                        ------------------



                            SIBIA NEUROSCIENCES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




    Delaware                        0-28310                     95-3616229
(State or other                  (Commission                 (I.R.S. Employer
 jurisdiction of                 File Number)               Identification No.)
 incorporation)



505 Coast Boulevard South, Suite 300, La Jolla, California         92037
        (Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code:   (619) 452-5892
                                                    ------------------



         (Former name or former address, if changed since last report.)



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ITEM 5.  OTHER EVENTS.

         On August 2, 1999, SIBIA Neurosciences, Inc., a Delaware corporation ("SIBIA"), and Merck & Co., Inc., a New Jersey corporation ("Merck"), issued a joint press release announcing that SIBIA will be acquired by Merck. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)    99.1    Press  Release  issued on August 2, 1999 by Merck & Co.,
                        Inc. and SIBIA Neurosciences, Inc.



























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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                    SIBIA NEUROSCIENCES, INC.



                                    By:   /s/ THOMAS A. REED
                                       -----------------------------------------
                                          Thomas A. Reed
                                          Vice President, Finance/Administration
                                          and Chief Financial Officer



Date: August 4, 1999























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                                INDEX TO EXHIBITS



99.1. Press Release issued on August 2, 1999 by Merck & Co., Inc. and SIBIA Neurosciences, Inc.





























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